UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          To Section 13 or 15(D) of the
                        Securities Exchange Act of 1934.

         Date of Report (Date of Earliest Event Reported): July 29, 2003
         --------------------------------------------------------------

                        Commission File Number 0 - 31014

                               HEALTHEXTRAS, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                              52-2181356
-------------------------------                       ----------
(State or other Jurisdiction of                       (IRS Employer
incorporation)                                        Identification No.)
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          2273 Research Boulevard, 2nd Floor, Rockville, Maryland 20850
          -------------------------------------------------------------
                    (Address of principal executive offices)

                                 (301) 548-2900
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Financial statements of business acquired:

           Not Applicable

(b) Pro forma financial information:

           Not Applicable

(c) Exhibits:

                  Exhibit No.               Description
                  -----------               ------------

                  99.1                      Press Release Dated July 29, 2003


Item 12.   Results of Operations and Financial Conditions
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3. (a)   On July 29, 2003, HealthExtras, Inc. announced its financial results for the quarter ended June 30, 2003. The press release announcing financial results for the quarter ended June 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    July 29, 2003              By: /s/ Michael P. Donovan
                                         ----------------------
                                         Michael P. Donovan
                                         Chief Financial Officer and
                                         Chief Accounting Officer